UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2017 (May 17, 2017)

Two Harbors Investment Corp.
(Exact name of registrant as specified in its charter)

Maryland	001-34506	27-0312904
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

590 Madison Avenue, 36th Floor New York, NY 10022
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:   (612) 629-2500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07  Submission of Matters to a Vote of Security Holders.

Two Harbors Investment Corp. (the “Company”) held its Annual Meeting of Stockholders on May 17, 2017 in Minneapolis, Minnesota for the purpose of: (i) electing nine directors to serve on the Company’s board of directors until the 2018 Annual Meeting of Stockholders; (ii) holding an advisory vote relating to executive compensation; (iii) holding an advisory vote on the frequency of future advisory votes relating to executive compensation; and (iv) ratifying the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017.

Proposal 1 - Election of Directors

Each of the nine director nominees proposed by the Company’s board of directors was elected to serve as a director until the Company’s 2018 Annual Meeting of Stockholders, or until his or her successor is duly elected and qualified. The voting results for each director nominee were as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
E. Spencer Abraham	176,980,196	35,708,786	444,300	84,412,845
James J. Bender	210,818,823	1,875,327	439,132	84,412,845
Stephen G. Kasnet	210,058,053	2,615,663	459,566	84,412,845
Lisa A Pollina	210,912,640	1,768,260	452,382	84,412,845
William Roth	205,294,072	7,407,190	432,020	84,412,845
W. Reid Sanders	210,871,186	1,794,753	467,343	84,412,845
Thomas E. Siering	210,985,357	1,696,029	451,896	84,412,845
Brian C. Taylor	206,440,127	6,242,016	451,139	84,412,845
Hope W. Woodhouse	210,914,724	1,758,535	460,023	84,412,845

Proposal 2 - Advisory Vote Relating to Executive Compensation

Stockholders approved the advisory resolution on the Company’s executive compensation. The proposal received the following final voting results:

For	Against	Abstain	Broker Non-Votes
202,484,318	7,875,855	2,773,109	84,412,845

Proposal 3 - Advisory Vote on the Frequency of Future Advisory Votes Relating to Executive Compensation

Stockholders voted to have the Company hold an advisory vote on executive compensation every year. The proposal received the following final voting results:

Every Year	Every Two Years	Every Three Years	Abstain	Broker Non-Votes
186,580,443	1,894,926	22,139,319	2,518,594	84,412,845

Based on the stockholder voting results above, and consistent with its own recommendation, the Company’s board of directors has determined that the Company will continue to hold an advisory vote relating to executive compensation on an annual basis until the next required vote on the frequency of such advisory votes.

Proposal 4 - Ratification of Selection of Independent Registered Public Accounting Firm

Stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017. The proposal received the following final voting results:

For	Against	Abstain
295,330,501	1,368,323	847,303

Item 7.01           Regulation FD.

An investor presentation providing a business overview of Two Harbors Investment Corp. is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Current Report, including Exhibit 99.1 attached hereto, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for any other purpose, including for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 7.01 of this Current Report, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing of the registrant under the Securities Act of 1933 or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filings (unless the registrant specifically states that the information or exhibit in this Item 7.01 is incorporated by reference).

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	First Quarter 2017 Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWO HARBORS INVESTMENT CORP.

	By:	/s/ REBECCA B. SANDBERG
Rebecca B. Sandberg
General Counsel and Secretary

Date: May 18, 2017

Exhibit Index

Exhibit No.	Description	Filing Method

99.1	First Quarter 2017 Investor Presentation	Electronically